Lease liabilities (Tables)	12 Months Ended
Dec. 31, 2025
Lease liabilities.
Summary of Information About Lease Liabilities Explanatory

(Euro thousands)	2025	2024
At January 1,	154,072	145,769
Additions due to new leases and store renewals	13,622	46,465
Interest expense	6,722	7,652
Repayment of lease liabilities (including interest expense)	(41,347)	(40,095)
Contract modifications	4,611	(10,057)
Disposals	(1,839)	(505)
Transfer to held for sale	(3,479)	—
Net foreign exchange differences	(10,189)	4,843
At December 31,	122,173	154,072
Of which:
Non-current	93,375	117,966
Current	28,798	36,106

Summary of undiscounted contractual cash flows of lease liabilities by maturity date

	Total contractual
	cash flows of
(Euro thousands)	lease liabilities	Year 1	Year 2	Year 3	Beyond
At December 31, 2025	152,574	45,852	27,180	22,042	57,500
At December 31, 2024	185,217	53,348	30,506	24,663	76,700